PARAMOUNT LIFE(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
[LOGO] EQUITABLE



                             NOTES TO ILLUSTRATIONS

The following illustrations of death benefits, policy account values, and cash surrender values are designed to show you how the performance of the investment funds available with Paramount Life could affect the cash surrender value and death benefit. These illustrations use hypothetical investment return assumptions, and are not intended as estimates of future performance of any investment fund. You may request an illustration that assumes a hypothetical gross investment return ranging from 6.01% to 12.00%. Equitable is not able to predict the future performance of the investment funds. Illustrations based on assumed constant rates of return do not show the fluctuations in the death benefit, policy account value, and cash surrender value that can occur with an actual policy. Since the values of the investment funds vary up and down, variable life insurance benefits will also vary.

                                  ASSUMPTIONS

The illustration assumes that the amounts that you allocate to the investment funds experience hypothetical gross rates of investment return equivalent to 0.00%, 6.00%, and a specified rate of 10.00%.

Premiums are assumed to be paid at the beginning of the payment period. Policy values, death benefits, and ages shown are as of the end of the policy year and reflect the effect of all loans and withdrawals. The death benefit, policy account, and cash surrender value will differ if premiums are paid in different amounts, frequencies, or not on the due date. Premiums minus a premium charge are added to the policy account. Monthly administrative charges are deducted from the Policy Account to age 100.

'ASSUMING CURRENT CHARGES': This illustration is based upon the 'current charges' as declared by The Equitable Life Assurance Society's Board of Directors, and apply to policies issued as of the preparation date shown below. 'Current charges' are not guaranteed and may be changed at the discretion of the Board of Directors. A customer loyalty credit will be credited towards the monthly deduction from the Policy Account starting in year 7. This credit is not guaranteed.

'BLENDED CHARGES' : Are based upon a blend of the current and the guaranteed maximum mortality charges, all other current charges, and the assumed hypothetical gross annual investment return indicated.

'ASSUMING GUARANTEED CHARGES': This illustration uses the guaranteed maximum mortality charges, administrative charges, charges for mortality and expense risk, premium charge, and the assumed hypothetical gross annual investment return. The premium charge may be raised if changes in the tax law increase our expenses.

'NET LOANS/WITHDRAWALS' : Columns reflect any loans and/or partial withdrawals that have been requested.

'NET RATES OF RETURN' : (Shown in parentheses) take into consideration an assumed daily charge to the Separate Account equivalent to an annual charge of 0.47% for investment advisory services (management fee), 0.09% for other estimated Trust expenses, plus the daily charge for mortality and expense risks. The actual charge for advisory services varies with the investment fund selected, and currently ranges from 0.25% to 1.15%. The actual charge for Trust expenses varies with the investment fund selected, and currently ranges from 0.25% to 0.65%. The charge for mortality and expense risks is equivalent to a current annual charge of 0.60%, and is guaranteed not to exceed 0.90%. The illustration also reflects that no charge is currently made to the Separate Account for Federal income taxes.

                           IMPORTANT TAX INFORMATION

Tax law rules limit the overall amount of premiums that can be paid into a policy which qualifies as life insurance. In addition, certain levels of premium payments into any life insurance policy, as well as certain policy changes, may cause your policy to be classified as a 'Modified Endowment Contract,' or MEC. A MEC classification affects the tax status of any distributions taken from the policy. Distributions taken from a MEC policy (loans or partial withdrawals) will first be taxed as ordinary income (on the gain portion only). If the policy owner is under age 59 1/2, a 10% penalty tax will also generally be imposed by the IRS on the taxable amount received. See the tax section of your prospectus for further important tax information.

Under current Federal tax rules you generally may take income tax-free partial withdrawals under a life insurance policy which is not a modified endowment contract up to your basis in the contract. Additional amounts are includible in income. In certain cases during the first fifteen years of a policy, a partial withdrawal may be taxable to the extent there is gain in the policy. Loans taken will be free of current income tax as long as the policy remains in effect until the insured's death, does not lapse or mature, and is not a modified endowment contract. This assumes the loan will eventually be satisfied from income tax-free death proceeds. Loans and withdrawals reduce the policy's cash value and death benefit and increase the chance that the policy may lapse. If the policy lapses, is surrendered or becomes a modified endowment, the loan balance at such time would generally be viewed as distributed and taxable under the general rules for distributions of policy cash values.

         BASED ON OUR UNDERSTANDING OF THE CURRENT TAX LAWS, THE POLICY
          ILLUSTRATED HERE IS NOT A MODIFIED ENDOWMENT CONTRACT (MEC).

A POLICY MAY TERMINATE DUE TO INSUFFICIENT PREMIUMS, POOR INVESTMENT PERFORMANCE, AND/OR EXCESSIVE LOANS AND WITHDRAWALS. THIS POLICY PROVIDES A NO LAPSE GUARANTEE UNDER CERTAIN CONDITIONS.


PL-23184 (02/02)                           For delivery in Pennsylvania                                   Prepared by: John.Q. Agent
Male Preferred Non-Tobacco User Age 45                                                             Initial Face Amount = $200,000.00
Riders: None                   The Equitable Life Assurance Society of the United States   Initial Death Benefit Option is A (Level)
Premium Mode = Annual       1290 Avenue of the Americas, New York, NY 10104 (212)554-1234
Prepared on March 04, 2002                                                                                             Form # VM-450
Page 6 of 14          THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL NUMBERED PAGES                                 DC1-7.7b-02-20-02

                                                   PARAMOUNT LIFE(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
[LOGO] EQUITABLE




             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
                       CASH SURRENDER VALUES, AND PREMIUMS

                       PREPARED FOR: SAMPLE PARAMOUNT LIFE

                           ASSUMING GUARANTEED CHARGES

                                     ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
                                     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
                                           0.00(-1.46% NET)                  6.00(4.46% NET)                  10.00(8.40% NET)
 END  A                                NET       NET         NET        NET      NET           NET       NET       NET         NET
 OF   G    ANNUALIZED    NET LOANS/   POLICY  CASH SURR     DEATH     POLICY   CASH SURR      DEATH    POLICY   CASH SURR     DEATH
 YR   E     PREMIUMS    WITHDRAWALS  ACCOUNT    VALUE      BENEFIT    ACCOUNT    VALUE       BENEFIT   ACCOUNT    VALUE      BENEFIT
 --- --    ----------   -----------  ------- ---------     -------    -------  ---------     -------   -------  ---------    -------
  1  46        4,000             0     2,423       241     200,000      2,600        418     200,000     2,718        536    200,000
  2  47        4,000             0     4,885     2,703     200,000      5,393      3,211     200,000     5,745      3,563    200,000
  3  48        4,000             0     7,265     5,083     200,000      8,265      6,083     200,000     8,980      6,798    200,000
  4  49        4,000             0     9,561     7,379     200,000     11,217      9,035     200,000    12,439     10,257    200,000
  5  50        4,000             0    11,767     9,585     200,000     14,247     12,065     200,000    16,138     13,956    200,000

  6  51        4,000             0    13,882    11,700     200,000     17,354     15,172     200,000    20,093     17,911    200,000
  7  52        4,000             0    15,895    14,259     200,000     20,536     18,899     200,000    24,321     22,684    200,000
  8  53        4,000             0    17,798    16,707     200,000     23,785     22,694     200,000    28,837     27,746    200,000
  9  54        4,000             0    19,583    19,038     200,000     27,097     26,552     200,000    33,661     33,115    200,000
 10  55        4,000             0    21,235    21,235     200,000     30,463     30,463     200,000    38,810     38,810    200,000

 11  56        4,000             0    22,985    22,985     200,000     34,127     34,127     200,000    44,564     44,564    200,000
 12  57        4,000             0    24,581    24,581     200,000     37,847     37,847     200,000    50,720     50,720    200,000
 13  58        4,000             0    26,017    26,017     200,000     41,625     41,625     200,000    57,319     57,319    200,000
 14  59        4,000             0    27,286    27,286     200,000     45,459     45,459     200,000    64,406     64,406    200,000
 15  60        4,000             0    28,370    28,370     200,000     49,342     49,342     200,000    72,024     72,024    200,000

 16  61        4,000             0    29,250    29,250     200,000     53,267     53,267     200,000    80,225     80,225    200,000
 17  62        4,000             0    29,909    29,909     200,000     57,226     57,226     200,000    89,073     89,073    200,000
 18  63        4,000             0    30,314    30,314     200,000     61,204     61,204     200,000    98,632     98,632    200,000
 19  64        4,000             0    30,433    30,433     200,000     65,186     65,186     200,000   108,986    108,986    200,000
 20  65        4,000             0    30,227    30,227     200,000     69,155     69,155     200,000   120,233    120,233    200,000

 21  66        4,000             0    29,659    29,659     200,000     73,099     73,099     200,000   132,497    132,497    200,000
 22  67        4,000             0    28,694    28,694     200,000     77,011     77,011     200,000   145,931    145,931    200,000
 23  68        4,000             0    27,290    27,290     200,000     80,885     80,885     200,000   160,720    160,720    200,000
W24  69        4,000             0    25,406    25,406     200,000     84,716     84,716     200,000   177,050    177,050    207,148
 25  70        4,000             0    22,975    22,975     200,000     88,490     88,490     200,000   194,703    194,703    225,855

 26  71        4,000             0    19,908    19,908     200,000     92,185     92,185     200,000   213,702    213,702    245,757
 27  72        4,000             0    15,973    15,973     200,000     95,702     95,702     200,000   234,218    234,218    264,666
 28  73        4,000             0    11,234    11,234     200,000     99,125     99,125     200,000   256,440    256,440    284,648
 29  74        4,000             0     5,382     5,382     200,000    102,340    102,340     200,000   280,528    280,528    305,776
T30  75        4,000             0                                    105,299    105,299     200,000   306,701    306,701    328,170

 31  76        4,000             0                                    107,965    107,965     200,000   335,223    335,223    351,985
 32  77        4,000             0                                    110,301    110,301     200,000   365,927    365,927    384,223
 33  78        4,000             0                                    112,266    112,266     200,000   398,958    398,958    418,906
 34  79        4,000             0                                    113,815    113,815     200,000   434,471    434,471    456,195
 35  80        4,000             0                                    114,871    114,871     200,000   472,626    472,626    496,257


Based on the assumption of guaranteed charges and a hypothetical gross annual investment return of 0.00%, the policy terminates without value in year 30.

Based on the assumption of guaranteed charges and a hypothetical gross annual investment return of 6.00%, the policy terminates without value in year 46.



SEE THE "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY AND TAX INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT PARAMOUNT LIFE INCLUDING CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.



PL-23184 (02/02)                           For delivery in Pennsylvania                                   Prepared by: John.Q. Agent
Male Preferred Non-Tobacco User Age 45                                                             Initial Face Amount = $200,000.00
Riders: None                   The Equitable Life Assurance Society of the United States   Initial Death Benefit Option is A (Level)
Premium Mode = Annual       1290 Avenue of the Americas, New York, NY 10104 (212)554-1234
Prepared on March 04, 2002                                                                                             Form # VM-450
Page 7 of 14          THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL NUMBERED PAGES                                 DC1-7.7b-02-20-02

                                                  PARAMOUNT LIFE(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
[LOGO] EQUITABLE




             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
                       CASH SURRENDER VALUES, AND PREMIUMS

                       PREPARED FOR: SAMPLE PARAMOUNT LIFE

                           ASSUMING GUARANTEED CHARGES

                                     ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
                                     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
                                           0.00(-1.46% NET)                  6.00(4.46% NET)                  10.00(8.40% NET)
 END  A                                NET       NET        NET        NET      NET          NET         NET       NET         NET
 OF   G    ANNUALIZED    NET LOANS/   POLICY  CASH SURR    DEATH     POLICY   CASH SURR     DEATH      POLICY   CASH SURR     DEATH
 YR   E     PREMIUMS    WITHDRAWALS  ACCOUNT    VALUE     BENEFIT    ACCOUNT    VALUE      BENEFIT     ACCOUNT    VALUE      BENEFIT
 --- --    ----------   -----------  ------- ---------    -------    -------  ---------    -------   ---------  ---------  ---------
  36  81       4,000            0                                    115,311    115,311    200,000     513,578    513,578    539,257
  37  82       4,000            0                                    114,954    114,954    200,000     557,482    557,482    585,356
  38  83       4,000            0                                    113,539    113,539    200,000     604,482    604,482    634,706
  39  84       4,000            0                                    110,704    110,704    200,000     654,713    654,713    687,449
  40  85       4,000            0                                    105,969    105,969    200,000     708,310    708,310    743,726

  41  86       4,000            0                                     98,683     98,683    200,000     765,411    765,411    803,682
  42  87       4,000            0                                     87,937     87,937    200,000     826,156    826,156    867,464
  43  88       4,000            0                                     72,415     72,415    200,000     890,685    890,685    935,219
  44  89       4,000            0                                     50,215     50,215    200,000     959,146    959,146  1,007,103
  45  90       4,000            0                                     18,456     18,456    200,000   1,031,671  1,031,671  1,083,255

 T46  91       4,000            0                                                                    1,108,369  1,108,369  1,163,787
  47  92       4,000            0                                                                    1,189,309  1,189,309  1,248,774
  48  93       4,000            0                                                                    1,274,492  1,274,492  1,338,217
  49  94       4,000            0                                                                    1,363,806  1,363,806  1,431,996
  50  95       4,000            0                                                                    1,456,737  1,456,737  1,529,573

  51  96       4,000            0                                                                    1,551,980  1,551,980  1,629,579
  52  97       4,000            0                                                                    1,654,306  1,654,306  1,720,478
  53  98       4,000            0                                                                    1,763,001  1,763,001  1,815,891
  54  99       4,000            0                                                                    1,876,909  1,876,909  1,914,447
  55 100       4,000            0                                                                    2,018,043  2,018,043  2,038,223

  56 101           0            0                                                                    2,187,544  2,187,544  2,209,420
  57 102           0            0                                                                    2,371,283  2,371,283  2,394,995
  58 103           0            0                                                                    2,570,454  2,570,454  2,596,158
  59 104           0            0                                                                    2,786,354  2,786,354  2,814,217
  60 105           0            0                                                                    3,020,388  3,020,388  3,050,592

  61 106           0            0                                                                    3,274,080  3,274,080  3,306,820
  62 107           0            0                                                                    3,549,079  3,549,079  3,584,570
  63 108           0            0                                                                    3,847,177  3,847,177  3,885,649
  64 109           0            0                                                                    4,170,313  4,170,313  4,212,016
  65 110           0            0                                                                    4,520,590  4,520,590  4,565,796

  66 111           0            0                                                                    4,900,288  4,900,288  4,949,291
  67 112           0            0                                                                    5,311,878  5,311,878  5,364,997
  68 113           0            0                                                                    5,758,039  5,758,039  5,815,619
  69 114           0            0                                                                    6,241,674  6,241,674  6,304,090
  70 115           0            0                                                                    6,765,930  6,765,930  6,833,590


Based on the assumption of guaranteed charges and a hypothetical gross annual investment return of 0.00%, the policy terminates without value in year 30.

Based on the assumption of guaranteed charges and a hypothetical gross annual investment return of 6.00%, the policy terminates without value in year 46.

SEE THE "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY AND TAX INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT PARAMOUNT LIFE INCLUDING CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.




PL-23184 (02/02)                           For delivery in Pennsylvania                                   Prepared by: John.Q. Agent
Male Preferred Non-Tobacco User Age 45                                                             Initial Face Amount = $200,000.00
Riders: None                   The Equitable Life Assurance Society of the United States   Initial Death Benefit Option is A (Level)
Premium Mode = Annual       1290 Avenue of the Americas, New York, NY 10104 (212)554-1234
Prepared on March 04, 2002                                                                                             Form # VM-450
Page 8 of 14          THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL NUMBERED PAGES                                 DC1-7.7b-02-20-02

                                                  PARAMOUNT LIFE(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
[LOGO] EQUITABLE




             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
                       CASH SURRENDER VALUES, AND PREMIUMS

                       PREPARED FOR: SAMPLE PARAMOUNT LIFE

                           ASSUMING GUARANTEED CHARGES

                                     ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
                                     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
                                           0.00(-1.46% NET)                  6.00(4.46% NET)                  10.00(8.40% NET)
 END  A                                NET       NET        NET        NET      NET          NET        NET      NET         NET
 OF   G    ANNUALIZED    NET LOANS/   POLICY  CASH SURR    DEATH     POLICY   CASH SURR     DEATH     POLICY   CASH SURR    DEATH
 YR   E     PREMIUMS    WITHDRAWALS  ACCOUNT    VALUE     BENEFIT    ACCOUNT    VALUE      BENEFIT    ACCOUNT    VALUE      BENEFIT
 --- --    ----------   -----------  ------- ---------    -------    -------  ---------    -------  ---------- ---------- ----------
 71 116            0            0                                                                    7,334,221  7,334,221  7,407,563
 72 117            0            0                                                                    7,950,244  7,950,244  8,029,747
 73 118            0            0                                                                    8,618,009  8,618,009  8,704,189
 74 119            0            0                                                                    9,341,862  9,341,862  9,435,280
 75 120            0            0                                                                   10,126,513 10,126,513 10,227,778


Based on the assumption of guaranteed charges and a hypothetical gross annual investment return of 0.00%, the policy terminates without value in year 30.

Based on the assumption of guaranteed charges and a hypothetical gross annual investment return of 6.00%, the policy terminates without value in year 46.



SEE THE "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY AND TAX INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT PARAMOUNT LIFE INCLUDING CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.




PL-23184 (02/02)                           For delivery in Pennsylvania                                   Prepared by: John.Q. Agent
Male Preferred Non-Tobacco User Age 45                                                             Initial Face Amount = $200,000.00
Riders: None                   The Equitable Life Assurance Society of the United States   Initial Death Benefit Option is A (Level)
Premium Mode = Annual       1290 Avenue of the Americas, New York, NY 10104 (212)554-1234
Prepared on March 04, 2002                                                                                             Form # VM-450
Page 9 of 14          THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL NUMBERED PAGES                                 DC1-7.7b-02-20-02

                                                  PARAMOUNT LIFE(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
[LOGO] EQUITABLE




             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
                       CASH SURRENDER VALUES, AND PREMIUMS

                       PREPARED FOR: SAMPLE PARAMOUNT LIFE

                           ASSUMING CURRENT CHARGES

                                     ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
                                     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
                                           0.00(-1.16% NET)                  6.00(4.77% NET)                  10.00(8.73% NET)
 END  A                                NET       NET        NET        NET      NET          NET        NET       NET          NET
 OF   G    ANNUALIZED    NET LOANS/   POLICY  CASH SURR    DEATH     POLICY   CASH SURR     DEATH     POLICY   CASH SURR      DEATH
 YR   E     PREMIUMS    WITHDRAWALS  ACCOUNT    VALUE     BENEFIT    ACCOUNT    VALUE      BENEFIT    ACCOUNT    VALUE       BENEFIT
 --- --    ----------   ----------   ------- ---------    -------    -------  ---------    -------    -------  ---------     -------
  1  46        4,000             0     2,747       565    200,000      2,934        752    200,000      3,060        878     200,000
  2  47        4,000             0     5,595     3,413    200,000      6,147      3,965    200,000      6,527      4,345     200,000
  3  48        4,000             0     8,386     6,204    200,000      9,489      7,307    200,000     10,275      8,093     200,000
  4  49        4,000             0    11,118     8,936    200,000     12,963     10,781    200,000     14,322     12,140     200,000
  5  50        4,000             0    13,786    11,604    200,000     16,574     14,392    200,000     18,695     16,513     200,000

  6  51        4,000             0    16,390    14,208    200,000     20,325     18,143    200,000     23,419     21,237     200,000
  7  52        4,000             0    19,060    17,423    200,000     24,387     22,751    200,000     28,716     27,080     200,000
  8  53        4,000             0    21,688    20,597    200,000     28,647     27,556    200,000     34,493     33,402     200,000
  9  54        4,000             0    24,274    23,728    200,000     33,115     32,569    200,000     40,797     40,251     200,000
 10  55        4,000             0    27,013    27,013    200,000     38,012     38,012    200,000     47,896     47,896     200,000

 11  56        4,000             0    29,943    29,943    200,000     43,397     43,397    200,000     55,899     55,899     200,000
 12  57        4,000             0    32,821    32,821    200,000     49,052     49,052    200,000     64,647     64,647     200,000
 13  58        4,000             0    35,651    35,651    200,000     54,994     54,994    200,000     74,215     74,215     200,000
 14  59        4,000             0    38,431    38,431    200,000     61,244     61,244    200,000     84,690     84,690     200,000
 15  60        4,000             0    41,163    41,163    200,000     67,822     67,822    200,000     96,168     96,168     200,000

 16  61        4,000             0    43,865    43,865    200,000     74,765     74,765    200,000    108,763    108,763     200,000
 17  62        4,000             0    46,539    46,539    200,000     82,098     82,098    200,000    122,593    122,593     200,000
 18  63        4,000             0    49,191    49,191    200,000     89,850     89,850    200,000    137,787    137,787     200,000
 19  64        4,000             0    51,822    51,822    200,000     98,050     98,050    200,000    154,487    154,487     200,000
W20  65        4,000             0    54,417    54,417    200,000    106,715    106,715    200,000    172,826    172,826     210,848

 21  66        4,000             0    56,931    56,931    200,000    115,849    115,849    200,000    192,872    192,872     231,446
 22  67        4,000             0    59,360    59,360    200,000    125,487    125,487    200,000    214,759    214,759     255,563
 23  68        4,000             0    61,697    61,697    200,000    135,666    135,666    200,000    238,655    238,655     281,613
 24  69        4,000             0    63,936    63,936    200,000    146,431    146,431    200,000    264,744    264,744     309,750
 25  70        4,000             0    66,068    66,068    200,000    157,831    157,831    200,000    293,225    293,225     340,141

 26  71        4,000             0    68,089    68,089    200,000    169,924    169,924    200,000    324,318    324,318     372,966
W27  72        4,000             0    69,991    69,991    200,000    182,756    182,756    206,514    358,304    358,304     404,883
 28  73        4,000             0    71,771    71,771    200,000    196,292    196,292    217,884    395,466    395,466     438,967
 29  74        4,000             0    73,418    73,418    200,000    210,570    210,570    229,521    436,121    436,121     475,372
 30  75        4,000             0    74,923    74,923    200,000    225,641    225,641    241,436    480,623    480,623     514,266

 31  76        4,000             0    76,264    76,264    200,000    241,564    241,564    253,642    529,365    529,365     555,833
 32  77        4,000             0    77,376    77,376    200,000    258,307    258,307    271,223    582,579    582,579     611,708
 33  78        4,000             0    78,235    78,235    200,000    275,910    275,910    289,705    640,664    640,664     672,697
 34  79        4,000             0    78,812    78,812    200,000    294,409    294,409    309,129    704,049    704,049     739,251
 35  80        4,000             0    79,071    79,071    200,000    313,843    313,843    329,535    773,197    773,197     811,857



Based on the assumption of current charges and a hypothetical gross annual investment return of 0.00%, the policy terminates without value in year 52.

   This is not an illustration of actual performance. Values shown are not guaranteed. This page must be accompanied by an illustration of policy performance assuming guaranteed charges and a hypothetical gross annual investment return of 0.00%




SEE THE "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY AND TAX INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT PARAMOUNT LIFE INCLUDING CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.



PL-23184 (02/02)                           For delivery in Pennsylvania                                   Prepared by: John.Q. Agent
Male Preferred Non-Tobacco User Age 45                                                             Initial Face Amount = $200,000.00
Riders: None                   The Equitable Life Assurance Society of the United States   Initial Death Benefit Option is A (Level)
Premium Mode = Annual       1290 Avenue of the Americas, New York, NY 10104 (212)554-1234
Prepared on March 04, 2002                                                                                             Form # VM-450
Page 10 of 14          THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL NUMBERED PAGES                                DC1-7.7b-02-20-02

                                                  PARAMOUNT LIFE(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
[LOGO] EQUITABLE




             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
                       CASH SURRENDER VALUES, AND PREMIUMS

                       PREPARED FOR: SAMPLE PARAMOUNT LIFE

                           ASSUMING CURRENT CHARGES

                                     ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
                                     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
                                           0.00(-1.16% NET)                  6.00(4.77% NET)                  10.00(8.73% NET)
 END  A                                NET       NET        NET        NET      NET          NET        NET       NET         NET
 OF   G    ANNUALIZED    NET LOANS/   POLICY  CASH SURR    DEATH     POLICY   CASH SURR     DEATH     POLICY    CASH SURR    DEATH
 YR   E     PREMIUMS    WITHDRAWALS  ACCOUNT    VALUE     BENEFIT    ACCOUNT    VALUE      BENEFIT    ACCOUNT     VALUE     BENEFIT
 --- --    ----------   ----------   ------- ---------    -------    -------  ---------    -------   --------- ---------- ----------
  36  81       4,000            0     79,013    79,013    200,000    334,256    334,256    350,969     848,623    848,623    891,054
  37  82       4,000            0     78,612    78,612    200,000    355,692    355,692    373,477     930,878    930,878    977,422
  38  83       4,000            0     77,831    77,831    200,000    378,194    378,194    397,104   1,020,557  1,020,557  1,071,584
  39  84       4,000            0     76,624    76,624    200,000    401,806    401,806    421,897   1,118,299  1,118,299  1,174,213
  40  85       4,000            0     74,943    74,943    200,000    426,573    426,573    447,902   1,224,797  1,224,797  1,286,037

  41  86       4,000            0     72,734    72,734    200,000    452,541    452,541    475,168   1,340,801  1,340,801  1,407,842
  42  87       4,000            0     69,935    69,935    200,000    479,758    479,758    503,746   1,467,122  1,467,122  1,540,478
  43  88       4,000            0     66,477    66,477    200,000    508,273    508,273    533,687   1,604,634  1,604,634  1,684,866
  44  89       4,000            0     62,280    62,280    200,000    538,138    538,138    565,044   1,754,285  1,754,285  1,842,000
  45  90       4,000            0     57,257    57,257    200,000    569,404    569,404    597,875   1,917,102  1,917,102  2,012,957

  46  91       4,000            0     51,305    51,305    200,000    602,129    602,129    632,235   2,094,193  2,094,193  2,198,903
  47  92       4,000            0     44,313    44,313    200,000    636,369    636,369    668,188   2,286,767  2,286,767  2,401,105
  48  93       4,000            0     36,145    36,145    200,000    672,187    672,187    705,796   2,496,124  2,496,124  2,620,930
  49  94       4,000            0     26,645    26,645    200,000    709,644    709,644    745,126   2,723,676  2,723,676  2,859,860
  50  95       4,000            0     15,627    15,627    200,000    748,805    748,805    786,245   2,970,947  2,970,947  3,119,495

  51  96       4,000            0     2,872      2,872    200,000    789,738    789,738    829,225   3,239,587  3,239,587  3,401,566
 T52  97       4,000            0                                    833,277    833,277    866,608   3,534,617  3,534,617  3,676,002
  53  98       4,000            0                                    879,693    879,693    906,083   3,859,179  3,859,179  3,974,955
  54  99       4,000            0                                    929,287    929,287    947,873   4,216,852  4,216,852  4,301,189
  55 100       4,000            0                                    980,191    980,191    989,993   4,601,358  4,601,358  4,647,372

  56 101           0            0                                  1,033,165  1,033,165  1,043,497   5,033,067  5,033,067  5,083,398
  57 102           0            0                                  1,089,002  1,089,002  1,099,892   5,505,280  5,505,280  5,560,333
  58 103           0            0                                  1,147,856  1,147,856  1,159,335   6,021,797  6,021,797  6,082,015
  59 104           0            0                                  1,209,892  1,209,892  1,221,991   6,586,775  6,586,775  6,652,643
  60 105           0            0                                  1,275,280  1,275,280  1,288,032   7,204,760  7,204,760  7,276,808

  61 106           0            0                                  1,344,201  1,344,201  1,357,643   7,880,726  7,880,726  7,959,534
  62 107           0            0                                  1,416,848  1,416,848  1,431,016   8,620,113  8,620,113  8,706,314
  63 108           0            0                                  1,493,420  1,493,420  1,508,355   9,428,870  9,428,870  9,523,159
  64 109           0            0                                  1,574,131  1,574,131  1,589,873  10,313,507 10,313,507 10,416,642
  65 110           0            0                                  1,659,204  1,659,204  1,675,796  11,281,142 11,281,142 11,393,953

  66 111           0            0                                  1,748,875  1,748,875  1,766,364  12,339,563 12,339,563 12,462,958
  67 112           0            0                                  1,843,392  1,843,392  1,861,826  13,497,287 13,497,287 13,632,260
  68 113           0            0                                  1,943,017  1,943,017  1,962,447  14,763,631 14,763,631 14,911,267
  69 114           0            0                                  2,048,026  2,048,026  2,068,506  16,148,786 16,148,786 16,310,274
  70 115           0            0                                  2,158,710  2,158,710  2,180,298  17,663,900 17,663,900 17,840,539


Based on the assumption of current charges and a hypothetical gross annual investment return of 0.00%, the policy terminates without value in year 52.

   This is not an illustration of actual performance. Values shown are not guaranteed. This page must be accompanied by an illustration of policy performance assuming guaranteed charges and a hypothetical gross annual investment return of 0.00%


SEE THE "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY AND TAX INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT PARAMOUNT LIFE INCLUDING CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.



PL-23184 (02/02)                           For delivery in Pennsylvania                                   Prepared by: John.Q. Agent
Male Preferred Non-Tobacco User Age 45                                                             Initial Face Amount = $200,000.00
Riders: None                   The Equitable Life Assurance Society of the United States   Initial Death Benefit Option is A (Level)
Premium Mode = Annual       1290 Avenue of the Americas, New York, NY 10104 (212)554-1234
Prepared on March 04, 2002                                                                                             Form # VM-450
Page 11 of 14          THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL NUMBERED PAGES                                DC1-7.7b-02-20-02

                                                  PARAMOUNT LIFE(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
[LOGO] EQUITABLE




             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
                       CASH SURRENDER VALUES, AND PREMIUMS

                       PREPARED FOR: SAMPLE PARAMOUNT LIFE

                           ASSUMING CURRENT CHARGES

                                     ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
                                     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
                                           0.00(-1.16% NET)                  6.00(4.77% NET)                  10.00(8.73% NET)
 END  A                                NET       NET        NET        NET       NET        NET        NET       NET         NET
 OF   G    ANNUALIZED    NET LOANS/   POLICY  CASH SURR    DEATH     POLICY   CASH SURR    DEATH     POLICY    CASH SURR    DEATH
 YR   E     PREMIUMS    WITHDRAWALS  ACCOUNT    VALUE     BENEFIT    ACCOUNT    VALUE     BENEFIT    ACCOUNT     VALUE     BENEFIT
 --- --    ----------   ----------   ------- ---------    -------  ---------  ---------  ---------  ---------  ---------- ----------
 71 116            0            0                                  2,275,377  2,275,377  2,298,130  19,321,164 19,321,164 19,514,376
 72 117            0            0                                  2,398,348  2,398,348  2,422,331  21,133,917 21,133,917 21,345,256
 73 118            0            0                                  2,527,965  2,527,965  2,553,245  23,116,746 23,116,746 23,347,913
 74 119            0            0                                  2,664,588  2,664,588  2,691,233  25,285,608 25,285,608 25,538,464
 75 120            0            0                                  2,808,593  2,808,593  2,836,679  27,657,958 27,657,958 27,934,537


Based on the assumption of current charges and a hypothetical gross annual investment return of 0.00%, the policy terminates without value in year 52.

   This is not an illustration of actual performance. Values shown are not guaranteed. This page must be accompanied by an illustration of policy performance assuming guaranteed charges and a hypothetical gross annual investment return of 0.00%




SEE THE "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY AND TAX INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT PARAMOUNT LIFE INCLUDING CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.


PL-23184 (02/02)                           For delivery in Pennsylvania                                   Prepared by: John.Q. Agent
Male Preferred Non-Tobacco User Age 45                                                             Initial Face Amount = $200,000.00
Riders: None                   The Equitable Life Assurance Society of the United States   Initial Death Benefit Option is A (Level)
Premium Mode = Annual       1290 Avenue of the Americas, New York, NY 10104 (212)554-1234
Prepared on March 04, 2002                                                                                             Form # VM-450
Page 12 of 14          THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL NUMBERED PAGES                                DC1-7.7b-02-20-02

                                                  PARAMOUNT LIFE(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
[LOGO] EQUITABLE



                            APPLICABLE FOOTNOTES PAGE

                           PREPARED FOR: SAMPLE PARAMOUNT LIFE

                     FOOTNOTES ARE ILLUSTRATED IN ORDER OF
                 OCCURRENCE FOR EACH YEAR THEY ARE APPLICABLE:
                 ---------------------------------------------

  ASSUMING CURRENT CHARGES                          ASSUMING GUARANTEED CHARGES
  ------------------------                          ---------------------------
  Year 20 - Footnote(s): W                           Year 24 - Footnote(s): W
  Year 27 - Footnote(s): W                           Year 30 - Footnote(s): T
  Year 52 - Footnote(s): T                           Year 46 - Footnote(s): T


EXPLANATION OF FOOTNOTES USED IN THIS ILLUSTRATION:
--------------------------------------------------

T Based on the assumptions of this illustration, the policy terminates without value. Adverse tax consequences could occur if a policy with loans is surrendered or permitted to terminate. See "Important Tax Information" section on the "Notes to Illustrations" page.

W The policy has gone into corridor. Premiums may be restricted without evidence of insurability. Withdrawals may reduce the death benefit by an amount in excess of the withdrawal amount.


NOTES FOR HISTORICAL PERFORMANCE REPORTS:
----------------------------------------

Although this version of Paramount Life was not available until 2002, the net cash surrender value on this report has been adjusted to reflect the current charges and deductions under Paramount Life and the Separate Accounts as described on page 6 of this illustration.

The IRR (internal rate of return) on the Net Death Benefit and Net Cash Surrender Value is the rate at which the annualized illustrated outlays up to that year must be compounded each and every year to generate the indicated Net Death Benefit or Net Cash Surrender Value. Annualized illustrated outlays consist of premiums, minus partial withdrawals, loans and guideline premium forceouts.

Historical performance reports are available for certain funds with five or more years of experience. For additional information regarding historical performance please refer to the Paramount Life prospectus and the Trust prospectus, which is attached thereto.








Paramount Life is issued by The Equitable Life Assurance Society of the United States (Equitable), and is distributed by AXA Advisors, LLC, New York, NY 10104,
(212) 314-4600. The Equitable Life Assurance Society of the United States (Equitable), and AXA Advisors which are indirect subsidiaries of AXA Financial, Inc. AXA Financial, Inc. is a subsidiary of AXA, an insurance holding company. Neither AXA nor AXA Financial, Inc. has responsibility for the insurance obligations of Equitable. Paramount Life and the Equitable Goddess of Protection logo are service marks of Equitable. Paramount Life is policy form 02-100 in most jurisdictions.

MINIMUM INITIAL PREMIUM:       $324.72    INITIAL GUIDELINE SINGLE:   $46,156.34
PLANNED ANNUAL PREMIUM:       $4000.00    INITIAL GUIDELINE ANNUAL:    $4,077.98
INITIAL 7-PAY PREMIUM:      $10,539.00    TARGET PREMIUM:              $3,598.00
5 YR NO LAPSE GUARANTEE
  PREMIUM:                   $1,279.95


PL-23184 (02/02)                           For delivery in Pennsylvania                                   Prepared by: John.Q. Agent
Male Preferred Non-Tobacco User Age 45                                                             Initial Face Amount = $200,000.00
Riders: None                   The Equitable Life Assurance Society of the United States   Initial Death Benefit Option is A (Level)
Premium Mode = Annual       1290 Avenue of the Americas, New York, NY 10104 (212)554-1234
Prepared on March 04, 2002                                                                                             Form # VM-450
Page 13 of 14          THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL NUMBERED PAGES                                DC1-7.7b-02-20-02